SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

THE SMALL BUSINESS COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	000-52184	55-0808106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Street
San Diego, CA 92106
(Address of principal executive offices) (Zip Code)

(619) 241-2844
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of our previous independent auditor, Moore & Associates Chartered, because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

By letter dated September 1, 2009, received by the Company on September 8, 2009, the Securities and Exchange Commission requested the Company to file this Form 8-K.

The Company requested that Moore & Associates Chartered provide a letter pursuant to Item 304 of Regulation S-K for filing as an exhibit to this Form 8-K, but Moore & Associates Chartered declined this request.

Date: September 9, 2009

THE SMALL BUSINESS COMPANY

By: /s/ David Larson
David Larson (President)